ASSIGNMENT OF INVENTIONS	6 Months Ended
Dec. 31, 2011
Assignment Of Inventions
ASSIGNMENT OF INVENTIONS
4)	ASSIGNMENT OF INVENTIONS

In July, 2010, the Company entered into an assignment agreement with its Director, whereby the Company’s Director assigned to the Company all title, right, and interest in and to the Lighted Ratcheting Wrench invention in exchange for 5,000,000 shares of the Company’s common stock, par value $0.001 (see Note 3).

As neither the common stock issued by the Company, nor the inventions assigned by its Director, are objectively measureable, the Company has offset the $5,000 in par value by a corresponding amount recorded in additional paid in capital, resulting in a net transaction value of $0.

Costs incurred to develop further the concept of the assigned inventions and filing for the patent protection of those inventions will be capitalized as intangible assets. As of December 31, 2011 and June 30, 2011 $6,485 has been capitalized as patent costs.